EXHIBIT NO. 99.(a) 12

MFS VARIABLE INSURANCE TRUST

CERTIFICATION OF AMENDMENT

TO THE DECLARATION OF TRUST

TERMINATION OF SERIES

Pursuant to Section 9.2(b) of the Amended and Restated Declaration of Trust, dated December 16, 2004, as amended (the “Declaration”), of MFS Variable Insurance Trust, a business trust organized under the laws of The Commonwealth of Massachusetts (the “Trust”), the undersigned, constituting a majority of the Trustees of the Trust, hereby certify that MFS Core Equity Series, a series of the Trust, has been terminated.

IN WITNESS WHEREOF, a majority of the Trustees of the Trust have executed this amendment, in one or more counterparts, all constituting a single instrument, as an instrument under seal in The Commonwealth of Massachusetts, as of June 15, 2016 and further certify, as provided by the provisions of Section 9.3(c) of the Declaration, that this amendment was duly adopted by the undersigned.

STEVEN E. BULLER	JOHN P. KAVANAUGH
Steven E. Buller	John P. Kavanaugh
c/o MFS Investment Management	c/o MFS Investment Management
111 Huntington Avenue	111 Huntington Avenue
Boston, MA 02199	Boston, MA 02199

ROBEDRT E. BUTLER	ROBERT J. MANNING
Robert E. Butler	Robert J. Manning
c/o MFS Investment Management	MFS Investment Management
111 Huntington Avenue	111 Huntington Avenue
Boston, MA 02199	Boston, MA 02199

MAUREEN R. GOLDFARB	MARYANNE L. ROEPKE
Maureen R. Goldfarb	Maryanne L. Roepke
c/o MFS Investment Management	c/o MFS Investment Management
111 Huntington Avenue	111 Huntington Avenue
Boston, MA 02199	Boston, MA 02199

DAVID H. GUNNING	ROBIN A. STELMACH
David H. Gunning	Robin A. Stelmach
c/o MFS Investment Management	MFS Investment Management
111 Huntington Avenue	111 Huntington Avenue
Boston, MA 02199	Boston, MA 02199

WILLIAM R. GUTOW	LAURIE J. THOMSEN
William R. Gutow	Laurie J. Thomsen
c/o MFS Investment Management	c/o MFS Investment Management
111 Huntington Avenue	111 Huntington Avenue
Boston, MA 02199	Boston, MA 02199

MICHAEL HEGARTY	ROBERT W. UEK
Michael Hegarty	Robert W. Uek
c/o MFS Investment Management	c/o MFS Investment Management
111 Huntington Avenue	111 Huntington Avenue
Boston, MA 02199	Boston, MA 02199